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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of the Star Buffet, Inc. (the "Company") for the period ended January 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
April 28, 2003	By:	/s/ ROBERT E. WHEATON Robert E. Wheaton Chief Executive Officer and President (principal executive officer)
April 28, 2003	By:	/s/ RONALD E. DOWDY Ronald E. Dowdy Group Controller, Treasurer and Secretary (principal accounting officer)

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  EXHIBIT 99.1